Exhibit 99.2

STATUS OF THE MASTER SETTLEMENT AGREEMENT

The Master Settlement Agreement ("MSA") is subject to final judicial approval (i.e., trial court approval and the expiration of the time for review or appeal with respect to such approval) in each of the settling jurisdictions. If a settling jurisdiction does not obtain final judicial approval by December 31, 2001, the agreement will be terminated with respect to such state; the agreement, however, will remain in effect as to each settling jurisdiction in which final judicial approval is obtained. As noted in the chart below, the MSA has been approved by trial courts in all of the 52 settling jurisdictions and the Company believes that the time for review or appeal with respect to such approvals has expired in 50 of those jurisdictions. Interventions and/or challenges to the MSA (or appeals thereof) are pending in 3 jurisdictions. In addition, as described in Note 5. Contingencies, above, under the heading "Litigation Settlements," there are a number of other suits pending related to the MSA.

                                                                          INTERVENTION
                                                           FINAL             AND/OR
                                                          JUDICIAL         CHALLENGE
 JURISDICTION              TRIAL COURT APPROVAL           APPROVAL          PENDING
=======================================================================================
American Samoa                      X                        X
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Alabama                             X                        X
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Alaska                              X                        X
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Arizona                             X                        X
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Arkansas                            X                                           X
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California                          X                        X
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Colorado                            X                        X
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Connecticut                         X                        X
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District of Columbia                X                        X
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Delaware                            X                        X
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Georgia                             X                        X
---------------------------------------------------------------------------------------
Guam                                X                        X
---------------------------------------------------------------------------------------
Hawaii                              X                        X
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Idaho                               X                        X
---------------------------------------------------------------------------------------
Illinois                            X                        X
---------------------------------------------------------------------------------------
Indiana                             X                        X
---------------------------------------------------------------------------------------
Iowa                                X                        X
---------------------------------------------------------------------------------------
Kansas                              X                        X
---------------------------------------------------------------------------------------
Kentucky                            X                        X
---------------------------------------------------------------------------------------
Louisiana                           X                        X
---------------------------------------------------------------------------------------
Maine                               X                        X
---------------------------------------------------------------------------------------
Maryland                            X                        X
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Massachusetts                       X                        X
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Michigan                            X                        X
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Missouri                            X                                           X
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Montana                             X                        X
---------------------------------------------------------------------------------------
Nebraska                            X                        X
---------------------------------------------------------------------------------------
Nevada                              X                        X
---------------------------------------------------------------------------------------
New Hampshire                       X                        X
---------------------------------------------------------------------------------------
New Jersey                          X                        X
---------------------------------------------------------------------------------------
New Mexico                          X                        X
---------------------------------------------------------------------------------------
New York                            X                        X
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                                                                    Exhibit 99.2

                                                                          INTERVENTION
                                                           FINAL             AND/OR
                                                          JUDICIAL         CHALLENGE
 JURISDICTION              TRIAL COURT APPROVAL           APPROVAL          PENDING
=======================================================================================
North Carolina                      X                        X
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North Dakota                        X                        X
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Northern Marianas                   X                        X
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Ohio                                X                        X
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Oklahoma                            X                        X
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Oregon                              X                        X
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Pennsylvania                        X                        X                  X
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Puerto Rico                         X                        X
---------------------------------------------------------------------------------------
Rhode Island                        X                        X
---------------------------------------------------------------------------------------
South Carolina                      X                        X
---------------------------------------------------------------------------------------
South Dakota                        X                        X
---------------------------------------------------------------------------------------
Tennessee                           X                        X
---------------------------------------------------------------------------------------
Utah                                X                        X
---------------------------------------------------------------------------------------
Vermont                             X                        X
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Virgin Islands                      X                        X
---------------------------------------------------------------------------------------
Virginia                            X                        X
---------------------------------------------------------------------------------------
Washington                          X                        X
---------------------------------------------------------------------------------------
West Virginia                       X                        X
---------------------------------------------------------------------------------------
Wisconsin                           X                        X
---------------------------------------------------------------------------------------
Wyoming                             X                        X
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